EXHIBIT 10.1

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SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement is entered into as of May 16, 2006, by and among Diamond I, Inc., a Delaware corporation (“DMOI”), and Bradley Martin Thomas and Rebekah Ann Thomas, the owners (“Owners”) of all of the outstanding equity securities of Touchdev Limited, a corporation registered in England and Wales (“TL”), in light of the following facts:

WHEREAS, DMOI is a developer of wireless gaming products; and

WHEREAS, DMOI desires to acquire all of the outstanding capital stock of TL (the “TL Securities”); and

WHEREAS, Owners desire to sell the TL Securities to DMOI, on the terms and conditions set forth in this Agreement.

WITNESSETH:

 THEREFORE, the Agreement of the parties, the promises of each being consideration for the promises of the other:

I. DEFINITIONS

 Whenever used in this Agreement, the following terms shall have the meanings set forth below, including the exhibit hereto or amendments hereof.

 (a) “Agreement” shall mean this Securities Purchase Agreement and all exhibits hereto or amendments hereof.

 (b) “DMOI” shall mean Diamond I, Inc., a Delaware corporation.

 (c) “Knowledge of DMOI” or matters “known to DMOI” shall mean matters actually known to the Board of Directors or officers of DMOI, or which reasonably should be or should have been known by them upon reasonable investigation.

 (d) “Knowledge of Owners” or matters “known to Owners” shall mean matters actually known to the Board of Directors or officers of Owners, or which reasonably should be or should have been known by them upon reasonable investigation.

 (e) “Owners” shall mean those persons executing this Agreement who, in the aggregate, own 100% of the issued and outstanding equity securities of Touchdev Limited.

 (f) “Securities Act” shall mean the Securities Act of 1933, as amended, and includes the rules and regulations of the Securities and Exchange Commission (“SEC”) promulgated thereunder, as such shall then be in effect.

 (g) “TL” shall mean Touchdev Limited, a corporation registered in England and Wales.

 (h) “TL Securities” shall mean all of the outstanding equity securities of Touchdev Limited.

 Any term used herein to which a special meaning has been ascribed shall be construed in accordance with either (1) the context in which such term is used, or (2) the definition provided for such term in the place in this Agreement at which such term is first used.

II. DISCLOSURES

 Owners, and each of them, hereby acknowledge that they have had the opportunity to ask questions of, and receive answers from, the principals of DMOI regarding its business plan and otherwise investigate the matters contained therein. Specifically, Owners have had an opportunity to review DMOI’s periodic reports made with the Securities and Exchange Commission. In addition, Owners, and each of them, understand that DMOI is a development-stage corporation and that it may never earn a profit.

III. PURCHASE AND SALE

 Owners hereby sell to DMOI and DMOI hereby buys from Owners the TL Securities, which shall represent all of the issued and outstanding capital stock of TL.

 The TL Securities shall be sold to DMOI at the price and subject to all of the terms and conditions set forth herein.

IV. PURCHASE PRICE OF TL SECURITIES

 As payment for the TL Securities, DMOI shall pay to Owners the sum of $400,000, payable by the issuance of 8,000,000 shares of DMOI’s $.001 par value common stock (the “Common Stock”).

 DMOI shall deliver the Common Stock as provided in paragraph VII herein.

V. ISSUANCE OF THE COMMON STOCK

 DMOI shall cause the issuance of the 8,000,000 shares of the Common Stock required to be delivered hereunder.

VI. FURTHER AGREEMENTS

 (a) Status of TL at Exchange. At the time of the Exchange described in paragraph VII, TL shall possess not less than $4,000(US) free and clear of any obligation.

 (b) Bankruptcy of DMOI. If, at any time prior to the date that is three years from the date of the Exchange described in paragraph VII, DMOI shall file for bankruptcy under the Bankruptcy Reform Act of 1994, then, upon receipt of written demand, signed by Owners, DMOI shall, without delay, deliver to Owners certificates representing 100% of the then-outstanding shares of common stock of TL. The certificates representing such shares of common stock of TL shall be delivered in the names of Owners.

 (c) No Trading in Common Stock. If, at any time prior to the date that is three years from the date of the Exchange described in paragraph VII, the Common Stock shall not be eligible for trading on any exchange or inter-dealer quotation system in the United States for a period of thirty consecutive trading days, then, upon receipt of written demand, signed by Owners, DMOI shall, without delay, deliver to Owners certificates representing 100% of the then-outstanding shares of common stock of TL. The certificates representing such shares of common stock of TL shall be delivered in the names of Owners.

VII. THE EXCHANGE

 Within three days of Owners’ delivering all of the disclosure schedules required to be delivered to DMOI pursuant to paragraph IX, DMOI agrees to deliver to Owners certificates representing a total of 8,000,000 shares of the Common Stock required to be delivered pursuant to paragraph IV hereof. Upon receipt of such consideration, Owners shall deliver to DMOI the TL Securities. The actions of the parties contemplated by this paragraph VII are referred to herein as the “Exchange”.

VIII. REPRESENTATIONS AND WARRANTIES OF DMOI

 DMOI represents and warrants to Owners:

 (a) Organization and Corporate Authority. DMOI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in all jurisdictions where the ownership of property or maintenance of an office would require qualification. DMOI has all requisite corporate power and authority, governmental permits, consents, authorizations, registrations, licenses and memberships necessary to own its property and to carry on its business in the places where such properties are now owned and operated or such business is being conducted.

 (b) Subsidiaries. DMOI has two subsidiary corporations: (i) AirRover Networks, Inc., a Maryland corporation, and (ii) Diamond I Technologies, Inc., a Nevada corporation.

 (c) Options, Warrants and Rights. Prior to the consummation of the transactions contemplated by this Agreement, DMOI has no outstanding options, warrants or rights, conversion rights or other agreements for the purchase or acquisition from DMOI of any shares of its capital stock, except as listed in Exhibit “A” attached hereto.

 (d) Issuance of the Common Stock. The shares of the Common Stock of DMOI, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances and, to the knowledge of DMOI, will be issued in compliance with applicable state and federal laws.

 (e) Financial Condition. DMOI is a development-stage company without significant revenues and is substantially illiquid. DMOI requires substantial additional capital with which to implement its business plan. There is no assurance that DMOI will obtain such needed capital or that its business plan, when implemented, will prove to be successful.

 (f) Undisclosed or Contingent Liabilities. To the best knowledge of DMOI and to its officers and directors, DMOI has no material liabilities and, to the best knowledge of the officers and directors of DMOI, DMOI has no contingent liabilities.

 (g) Litigation. DMOI is not a party to any suit, action, proceeding, investigation or labor dispute (collectively “actions”) pending or currently threatened against it other than administrative matters arising in the ordinary course of business.

 (h) Compliance with Agreements. The execution and performance of this Agreement will not result in any violation or be in conflict with any agreement to which DMOI is a party.

 (i) Title to Property and Assets. DMOI has good and marketable title to its properties and assets free and clear of all mortgages, liens, security interests and encumbrances.

 (j) Franchises and Permits; Taxes and Other Liabilities. To the knowledge of DMOI, it has all franchises, permits, licenses, orders and approvals of any federal, state, local or foreign government of self regulatory body (collectively, the “Permits”) that are material to or necessary for the conduct of its business. To the knowledge of DMOI, it has no outstanding tax liabilities, no unsatisfied final judgment or valid lien filed against it or any of its property.

 (k) Governmental Consents. To the knowledge of DMOI, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of DMOI is required in connection with the valid execution, delivery and performance of this Agreement.

 (l) Authorization. All corporate action on the part of DMOI and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, for the performance of DMOI’s obligations hereunder and for the issuance and delivery of the securities comprising the Units has been taken. This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of DMOI.

 (m) Regulatory Compliance. To the knowledge of DMOI, it is in compliance with all applicable environmental regulations relating to its business operations, as well as all applicable regulations promulgated by the Federal Communications Commission.

 (n) Employee Matters. To the knowledge of DMOI, it is in compliance with all laws and regulations applicable to employee-related matters.

 (o) Suppliers and Customers. To the knowledge of DMOI, its relations with its suppliers and customers are good.

IX. REPRESENTATIONS AND WARRANTIES OF OWNERS

 Owners, and each of them, represent and warrant to DMOI:

 (a) Organization and Qualification; Subsidiaries. TL is a corporation duly organized, validly existing and registered in England and Wales, is in good standing under the laws thereof and has the requisite corporate power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary. TL has not received any notice of proceedings relating to the revocation or modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals or orders. TL has no subsidiaries.

 (b) Organizational Documents and Bylaws. Attached hereto as Schedule VIII(b), are true and correct copies of the organizational documents of TL, as amended to date, and the bylaws of TL, as amended to date. Such governing documents are in full force and effect.

 (c) Capitalization. The authorized capital stock of TL is set forth in Schedule VIII(c) attached hereto. A statement of the currently issued and outstanding shares of capital stock, all of which are validly issued, fully paid and non-assessable, is set forth in Schedule VIII(c) attached hereto. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of TL or obligating TL to issue or sell any shares of capital stock of, or other equity interests in, TL. There are no outstanding contractual obligations of TL to repurchase, redeem or otherwise acquire any shares of capital stock of TL.

 (d) No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Owners does not (i) conflict with or violate the organizational documents or bylaws of TL, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Owners or TL or by which TL’s properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of TL pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which TL is a party or by which TL or its properties are bound or affected.

 (e) Financial Statements. Owners have delivered to DMOI copies of the unaudited financial statements of TL for the period from January 1, 2004, through April 30, 2006, which financial statements are attached hereto as Schedule VIII(e). All of such statements are true and complete and have been prepared in accordance with U.S. generally accepted accounting principles consistently followed throughout the periods indicated, except as indicated in the notes thereto. Each of such balance sheets presents a true and complete statement, as of its date, of the financial condition and assets and liabilities of TL. Except to the extent reflected or reserved against therein (including the notes thereto), TL did not have, as of the date thereof, any liabilities or obligations (whether accrued, absolute, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet or notes thereto, prepared in accordance with U.S. generally accepted accounting principles. Each of such statements of operations presents a true and complete statement of the results of operations of TL.

 (f) Bank Account Statements. Owners have delivered to DMOI copies of the bank account statements of TL 2004, 2005 and 2006, to date, which bank statements are attached hereto as Schedule VIII(f). All of such bank statements are true and complete and represent all of the banking transactions of TL during such periods, all such transactions occurring in the ordinary course of business of TL.

 (g) Absence of Certain Changes or Events. Since April 30, 2006, TL has conducted its business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (a) any matieral change in the financial condition, results of operations, business or prospects of TL, (b) any damage, destruction or loss with respect to any assets of TL, (c) any material change by TL in its accounting methods, principles or practices, (d) any revaluation by TL of any of its assets, including, without limitation, writing down the value of inventory or any notes, accounts receivable or other investments, or (e) any declaration, setting aside or payment of any dividends or distributions in respect of any shares of capital stock of TL or any redemption, purchase or other acquisition of any of its securities, except in the ordinary course of business consistent with past practice.

 (h) Absence of Litigation. There are no claims, actions, proceedings or investigations pending or, to the best knowledge of Owners, threatened against TL, or any properties or rights of TL, before any court, arbitrator, or administrative, governmental or regulatory authority or body. As of the date hereof, neither TL nor its properties is subject to any order, writ, judgment, injunction, decree, determination or award.

 (i) Labor Matters. There are no controversies pending or, to the knowledge of Owners, threatened, between TL and any of its employees.

 (j) Contracts. A list of all contracts, authorizations, approvals or arrangements to which TL is a party, or by which it is bound, as of the date hereof, is attached hereto as Schedule VIII(j).

 (k) Title to Property and Leases. (i) Each asset owned or leased by TL is owned or leased free and clear of any mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties of any kind.

  (ii) All leases of real property leased for the use or benefit of TL to which TL is a party, and all amendments and modifications thereof are in full force and effect and have not been modified or amended and there exists no material default under the leases by TL, nor any event which, with the giving of notice or lapse of time, or both, would constitute a material default thereunder by TL.

  (iii) A statement describing all assets of TL is attached hereto as Schedule VIII(k)(iii).

 (l) Intellectual Property. Schedule VIII(k)(iii) lists each patent and patent application of TL and includes copies of all documentation relating to each such patent and/or patent application. Further, the Schedule VIII(k)(iii) lists or describes every other item of intellectual property of TL.

 (m) Insurance. All material properties and risks of TL are covered by valid and currently effective insurance policies issued in favor of TL, in such amounts and against such risks and losses as are customary in their locales of operation for companies operating similar businesses, and TL is included as an insured party under such policies, with full rights as a loss payee. Copies of all such insurance policies are attached hereto as Schedule VIII(m).

 (n) Taxes. TL has filed all necessary tax returns and reports and, to the best knowledge of Owners, all such tax returns and reports required to be filed have been filed and TL has paid and discharged all taxes shown as due thereon and has paid all applicable ad valorem taxes as are due, except such as are being contested in good faith by appropriate proceedings. No taxing authority or agency is now asserting or, to the best knowledge of Owners, threatening to assert against TL any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith. TL has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any federal, state, county, municipal or foreign income tax.

 (o) Full Disclosure. No statement contained in any document, certificate or other writing furnished or to be furnished by Owners to DMOI pursuant to the provisions of this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state any material fact necessary, in light of the circumstances under which it was or may be made, in order to make the statements herein or therein not misleading.

 (p) Investor Status. Owners, and each of them, represent and warrant that they are sophisticated investors, are financially responsible, able to meet their respective obligations and acknowledge that an investment in the Common Stock will be long term, must be held indefinitely and is by its nature speculative.

 (q) No Legal Disability. Owners, and each of them, are under no legal disability with respect entering into this Agreement, as well as performing hereunder.

 (r) Investment Intent. Owners, and each of them, represent and warrant that the shares of Common Stock are being purchased by them solely for their respective accounts for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and further acknowledge that the shares of Common Stock have not been registered under the Securities Act or any state securities law and are “restricted securities”, as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.

 (s) Receipt of Disclosure. Owners, and each of them, acknowledge that they have received copies of DMOI’s periodic reports filed with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-KSB, for the year ended December 31, 2005. Owners, and each of them, further acknowledge that they have had a chance to review such periodic reports and to ask questions of, and receive answers from, representatives of DMOI, with respect to such periodic reports, as well as such other matters about which Owners may have inquired.

 (t) Consent to Legend. Owners, and each of them, consent to the placement of the following legend, or a legend similar thereto, on the certificates representing shares of the Common Stock:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE TRANSFERRED WITHOUT REGISTRATION, EXCEPT IN A TRANSACTION EXEMPT FROM REGISTRATION.”

X. MISCELLANEOUS

 (a) Survival of Covenants. Unless otherwise waived as provided herein, all covenants, agreements, representations and warranties of the parties made in this Agreement and in the financial statements or other written information delivered or furnished in connection therewith and herewith shall survive the Exchange hereunder, and shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

 (b) Arbitration. In the event of a dispute between the parties hereto that arises out of this Agreement, the parties hereby agree to submit such dispute to arbitration before the American Arbitration Association (the “Association”) at its Dallas, Texas, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

 (c) Governing Law. This Agreement shall be deemed to be a contract made under, governed by and construed in accordance with the substantive laws of the State of Delaware.

 (d) Counterparts. This Agreement may be executed simultaneously in counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same documents.

 (e) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns and administrators of the parties hereto.

 (f) Entire Agreement. This Agreement, the other agreements and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

 IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

DMOI: DIAMOND I, INC. By: /s/ DAVID LOFLIN David Loflin President	OWNERS: /s/ BRADLEY MARTIN THOMAS Bradley Martin Thomas /s/ REBEKAH ANN THOMAS Rebekah Ann Thomas